UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2019

ABV Consulting, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-198567	46-3997344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1101-1102, 11/F, Railway Plaza 39 Chatham Road S. Tsim Sha Tsui, Kowloon, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (852) 3758-2226

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2019, Jian Wei Yu was appointed as a director of the Company.

There have been no transactions between Mr. Yu and the Registrant during the prior fiscal year which would be required to be reported pursuant to Item 404(a) of Regulation S-K that have not already been reported on Form 10-K.

There are no family relationships between Mr. Yu and a current officer or director of the Company.

The Company believes that Mr. Yu’s knowledge and experience in sales and marketing makes him a suitable Director.

Following is a brief description of Mr. Yu’s business experience:

Mr. Yu is a graduate of the Guangdong Institute of Science and Technology in Mainland China. From 1995-2000, Mr. Yu served as a sales and business officer of Dongguan Sure Surplus Marking Planning Limited (“Dongguan”). From 2001-2012, Mr. Yu served as a Business Development Manager with Dongguan. From 2013-2018, Mr. Yu served as General Manager, Marketing and Planning of Dongguan.

On February 22, 2019, the resignations of Wai Lim Wong as Director and CEO, Wai Chi Chan as CFO, Ching Yau Chu as COO and Chi Lin Chow as Secretary were accepted by the Board of Directors. Neither Messrs. Wong, Chan, Chu or Chow resigned due to any disagreements known to an executive officer of the Company on any matter relating to the registrant’s operations, policies or practices. Messrs. Wong, Chan, Chu and Chow have each been provided a copy of this Current Report on Form 8-K no later than the day of filing with the Commission and have been provided with the opportunity to provide a letter stating whether he agrees with the statements made herein. No letter has been received as of the date of filing. The Company will file with the Commission any such letter within two (2) business days of receipt.

On February 22, 2019, Jian Wei Yu was appointed as CEO, CFO, COO and Secretary of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABV Consulting, Inc.

Date: February 22, 2018	By:	/s/ Jian Wei YU
Jian Wei Yu, Chief Executive Officer

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